Exhibit 10.23

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of December 28, 2011, among PLATINUM ENERGY SOLUTIONS, INC., a Nevada corporation (the “Borrower”), the other Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (including the Borrower, each a “Grantor” and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., a national banking association (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Grantors party thereto, and the Lender are the parties to that certain Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended a revolving line of credit to Borrower in the maximum aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, each Grantor is either the Borrower or a direct or indirect domestic subsidiary of the Borrower and as such will derive substantial direct and indirect benefits from the issuance of the revolving loans under the Credit Agreement; and

WHEREAS, it is a condition precedent to the agreement of Lender to enter into the Credit Agreement that each Grantor grant to the Lender a security interest in the Collateral (as defined below).

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in Article 9 of the Code).

(b) “Account Debtor” means an account debtor (as that term is defined in Article 9 of the Code).

(c) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(d) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(e) “Borrower” has the meaning specified therefor in the preamble to this Agreement.

(f) “Cash Equivalents” means:

(1) United States dollars;

(2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided, that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than one year from the date of acquisition;

(3) certificates of deposit, time deposits, and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5) commercial paper having at the time of acquisition one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within one year after the date of acquisition;

(6) securities issued or fully guaranteed by any state or commonwealth of the United States, or by any political subdivision or taxing authority thereof having, at the time of acquisition, one of the two highest ratings obtainable from Moody’s or S&P, and, in each case, maturing within one year after the date of acquisition; and

(7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

(g) “CFC” means a controlled foreign corporation (as that term is defined in the IRC).

(h) “Chattel Paper” means chattel paper (as that term is defined in Article 9 of the Code), and includes tangible chattel paper and electronic chattel paper.

(i) “Code” means the New York Uniform Commercial Code as in effect from time to time in New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(j) “Collateral” has the meaning specified therefor in Section 2.

(k) “Collateral Agent” means The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

(l) “Commercial Tort Claims” means commercial tort claims (as that term is defined in Article 9 of the Code), and includes those commercial tort claims listed on Schedule 1.

(m) “Control Agent” means, (x) at any time prior to the Intercreditor Effective Date, the Collateral Agent, (y) at any time on or following the Intercreditor Effective Date but before the First Lien Discharge Date, the First Lien Agent and (z) at any time after the Intercreditor Effective Date but following the First Lien Discharge Date, the Collateral Agent.

(n) “Control Agreement” means an account control agreement, in form and substance reasonably satisfactory to Lender, which is executed and delivered by a Grantor, Lender, and a bank, intermediary or other Person maintaining a Deposit Account or holding any financial assets or commodities or investment property of any Grantor.

(o) “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(p) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Lender, in substantially the form of Exhibit A.

(q) “Credit Agreement” has the meaning specified therefor in the first recital paragraph of this Agreement.

(r) “Deposit Account” means a deposit account (as that term is defined in Article 9 of the Code).

(s) “Equipment” means equipment (as that term is defined in Article 9 of the Code).

(t) “Event of Default” has the meaning specified therefor in the Credit Agreement.

(u) “Excluded Assets” has the meaning specified therefor in the Indenture.

(v) “Excluded Real Property” has the meaning specified therefor in the Indenture.

(w) “First Lien Agent” means the Lender.

(x) “First Lien Discharge Date” means the First Lien Discharge Date or similar term identified in the Intercreditor Agreement.

(y) “First Lien Documents” means the First Lien Loan Documents and the First Lien Collateral Documents as such terms are defined in the Intercreditor Agreement.

(z) “First Lien Obligations” means all Liabilities (as defined in the Credit Agreement).

(aa) “Fixtures” means fixtures (as that term is defined in Article 9 of the Code).

(bb) “General Intangibles” means general intangibles (as that term is defined in Article 9 of the Code), and includes payment intangibles, contract rights, rights to payment, rights under Hedge Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of any such Hedge Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(cc) “Goods” means goods (as that term is defined in Article 9 of the Code).

(dd) “Governmental Authority” has the meaning specified therefor in the Indenture.

(ee) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(ff) “Guarantee” has the meaning specified therefor in the Credit Agreement.

(gg) “Hedge Agreements” means the arrangements set forth in clauses (1), (2) and (3) of the definition of “Hedging Obligations” set forth in the Indenture.

(hh) “Holder” and “Holders” have the respective meanings specified therefor in the Indenture.

(ii) “Indenture” means that certain Indenture dated March 3, 2011 among the Borrower, the other Grantors, The Bank of New York Mellon Trust Company, N.A. as trustee and the Collateral Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

(jj) “Insolvency Proceeding” has the meaning specified therefor in the Indenture.

(kk) “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(ll) “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender’s rights under the First Lien Documents.

(mm) “Intercreditor Agreement” means that certain Intercreditor Agreement dated December     , 2011 by and between the Lender and The Bank of New York Mellon Trust Company, N.A. as trustee and Collateral Agent.

(nn) “Intercreditor Effective Date” means the effective date of the Intercreditor Agreement.

(oo) “Inventory” means inventory (as that term is defined in Article 9 of the Code).

(pp) “Investment Related Property” means (i) any and all investment property (as that term is defined in Article 9 of the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(qq) “IRC” means the Internal Revenue Code of 1986, as amended.

(rr) “Joinder” means each Joinder to this Agreement executed and delivered by Lender and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ss) “Lender’s Lien” means the Liens granted by the Grantors to the Lender under the First Lien Documents.

(tt) “Lien” has the meaning specified therefor in the Indenture.

(uu) “Material Adverse Change” means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of Borrower’s and its Subsidiaries’ ability to perform their obligations under the First Lien Documents to which they are parties or of the Lender’s ability to enforce the Secured Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of Lender’s Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or its Subsidiaries.

(vv) “Mortgage” means the mortgages, deeds of trust, deeds to secure Indebtedness or other similar documents granting Liens on Borrower’s and the other Grantor’s Real Property and interests therein to secure the Secured Obligations.

(ww) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xx) “Obligations” means the Liabilities (as defined in the Credit Agreement).

(yy) “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 4, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(zz) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Lender, in substantially the form of Exhibit B.

(aaa) “Permitted Liens” has the meaning specified therefor in the Indenture.

(bbb) “Person” has the meaning specified therefor in the Credit Agreement.

(ccc) “Pledged Companies” means each Person listed on Schedule 6 as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Issue Date.

(ddd) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(eee) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(fff) “Pledged Note” has the meaning specified therefor in Section 5(i).

(ggg) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(hhh) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(iii) “Proceeds” has the meaning specified therefor in Section 2.

(jjj) “PTO” means the United States Patent and Trademark Office.

(kkk) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(lll) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(mmm) “Second Lien Documents” has the meaning specified therefor in the Indenture.

(nnn) “Second Lien Obligations” has the meaning specified therefor in the Indenture.

(ooo) “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Credit Agreement, or any of the other First Lien Documents (including any Guarantee), and (b) all other First Lien Obligations of Borrower (including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(ppp) “Securities Account” means a securities account (as that term is defined in the Code).

(qqq) “Security Interest” has the meaning specified therefor in Section 2.

(rrr) “Stock” means (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, that is not a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

(sss) “Subsidiary” has the meaning specified therefor in the Indenture.

(ttt) “Supporting Obligations” means supporting obligations (as such term is defined in Article 9 of the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

(uuu) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(vvv) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Lender, in substantially the form of Exhibit D.

(www) “Triggering Event” means, as of any date of determination, that an Event of Default has occurred and is continuing as of such date.

(xxx) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to the Lender to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located, but excluding all Excluded Assets (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books and Records;

(c) all of such Grantor’s Chattel Paper;

(d) all of such Grantor’s Deposit Accounts;

(e) all of such Grantor’s Equipment and Fixtures;

(f) all of such Grantor’s General Intangibles;

(g) all of such Grantor’s Goods and Inventory;

(h) all of such Grantor’s Intellectual Property and Intellectual Property Licenses;

(i) all of such Grantor’s Investment Related Property;

(j) all of such Grantor’s Negotiable Collateral;

(k) all of such Grantor’s Supporting Obligations;

(l) all of such Grantor’s Commercial Tort Claims;

(m) all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Lender (or its agent or designee);

(n) all choses in action and all other personal property of such Grantor, whether tangible or intangible to the extent not covered by clauses (a) through (m) above;

(o) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Inventory, Investment Related Property, Negotiable Collateral, Records, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Lender from time to time with respect to any of the Investment Related Property; and

(p) all other existing and future tangible and intangible assets of such Grantor.

For the avoidance of doubt, any property or assets of any Grantor which constitute Excluded Assets are not “Collateral” and are not subject to the terms of this Agreement (other than Section 5 to the extent provided therein); provided that notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall include an Excluded Asset immediately and automatically at such time as the condition causing such asset to be excluded no longer exists and, to the extent severable, any portion of such asset will not be so excluded and such asset shall be subject to the provisions of this Security Agreement.

3. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Lender, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other First Lien Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other First Lien Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Lender has notified the applicable Grantor of Lender’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15, and upon such Event of Default being cured or waived, such election shall automatically terminate and such rights and benefits shall revert to the applicable Grantor.

5. Representations and Warranties. Each Grantor hereby represents and warrants to the Lender, which representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of this Agreement, the following:

(a) The exact legal name of such Grantor is set forth on the signature pages of this Agreement.

(b) Schedule 7 sets forth all Real Property owned by such Grantor as of the date of this Agreement.

(c) As of the date of this Agreement: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by such Grantor, all applications for registration of Copyrights owned by such Grantor, and all other Copyrights owned by such Grantor and material to the conduct of the business of such Grantor; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by such Grantor pursuant to which (A) such Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person or (B) any Person has granted to such Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all Patents owned by such Grantor and all applications for Patents owned by such Grantor; and (iv) Schedule 5 provides a complete and correct list of all registered Trademarks owned by such Grantor, all applications for registration of Trademarks owned by such Grantor, and all other Trademarks owned by such Grantor and material to the conduct of the business of such Grantor.

(d) (i) (A) such Grantor owns exclusively or holds licenses in all Intellectual Property that is reasonably necessary to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is reasonably necessary to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;

(ii) to such Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;

(iii) (A) to such Grantor’s knowledge after reasonable inquiry, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to such Grantor’s knowledge after reasonable inquiry, threatened infringement or misappropriation claims or proceedings pending against such Grantor, and such Grantor has not received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

(iv) to such Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in and to the conduct of its business are valid, subsisting and enforceable and in compliance in all material respects with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect; and

(v) such Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor;

(e) This Agreement creates a valid security interest in the Collateral of such Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing such Grantor, as a debtor, and Lender, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8. Upon the making of such filings and the execution of the Intercreditor Agreement, Lender shall have a first priority perfected security interest in the Collateral of such Grantor (subject to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement. Upon filing of the Copyright Security Agreement with the United States Copyright Office (with respect to copyrights, if any), filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO (with respect to Trademarks and Patents, if any), and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8, all action necessary or desirable to protect and perfect the Security Interest in and to on such Grantor’s Patents, Trademarks, or Copyrights, as applicable, has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from such Grantor (subject to Permitted Liens). To the extent required by the First Lien Documents, all action by such Grantor necessary to perfect such security interest on each item of Collateral has been duly taken or will be taken promptly.

(f) (i) Except for the Security Interest created hereby and the security interest created by the Second Lien Documents, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 6 as being owned by such Grantor; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 6 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Lender as provided herein; (iv) all actions necessary or desirable to perfect and establish the first priority (subject to the Intercreditor Agreement) of, or otherwise protect, Lender’s Liens in the Investment Related Property, and the proceeds thereof, will have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Lender (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer reasonably acceptable to Lender) endorsed in blank by such Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) such Grantor has delivered to and deposited with Lender (or its agent or designee) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the

Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business and included in the Collateral requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(h) Except in each case as disclosed to Lender in writing, there is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in Article 9 of the Code) constituting Collateral and pledged hereunder (each a “Pledged Note”) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. Except in each case as disclosed to Lender in writing, no Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(i) As to all limited liability company or partnership interests, owned by such Grantor issued under any Pledged Operating Agreement or Pledged Partnership Agreement, such Grantor hereby represents and warrants as of the date hereof that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account. In addition, except as indicated on Schedule 6 or any Pledged Interests Addendum, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement of such Grantor, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Lender that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22, except in each case with respect to any Excluded Assets:

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $200,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after receipt thereof), notify Lender thereof, and if and to the extent that perfection or priority of Lender’s Security Interest is dependent on possession, the applicable Grantor, promptly thereafter, shall execute such other reasonably necessary documents and instruments or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Lender (or to its agent or designee), together with such undated powers (or other relevant document of transfer acceptable to Lender) endorsed in blank to protect Lender’s Security Interest therein;

(b) Chattel Paper.

(i) Promptly (and in any event within five (5) Business Days) after request by Lender, each Grantor shall take all steps reasonably necessary to grant Lender control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $200,000;

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of JPMorgan Chase Bank, N.A. under the Security Agreement, dated as of December     , 2011, among Platinum Energy Solutions as the Borrower and Grantor, the other Grantors party thereto and JPMorgan Chase Bank, N.A.;

(c) Control Agreements.

(i) Each Grantor shall obtain and keep effective a Control Agreement from each bank maintaining a Deposit Account for such Grantor (other than Excluded Assets) including such bank and Deposit Accounts set forth on Schedule 6(k);

(ii) Each Grantor shall obtain and keep effective a Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities (other than Excluded Assets) to or for any Grantor;

(iii) Except to the extent otherwise excused by the First Lien Documents, each Grantor shall obtain and keep effective a Control Agreement with respect to all of such Grantor’s investment property other than Excluded Assets;

(iv) Subject to the Intercreditor Agreement, each such Control Agreement shall provide, among other things, that upon notice from Control Agent (a “Control Notice”), the bank, intermediary or other Person described in clauses (i)-(iii) above will comply with any instructions originated by Control Agent directing the disposition of funds in the applicable Account without further consent by the applicable Grantor. Lender agrees not to issue a Control Notice unless a Triggering Event has occurred and is continuing at the time such Control Notice is issued. Lender agrees to rescind a Control Notice (the “Rescission”) if : (1) the Triggering Event has been cured or waived in writing in accordance with the terms of the Credit Agreement, and (2) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission;

(v) So long as no Event of Default has occurred and is continuing and except as may be otherwise provided in the Credit Agreement, Grantors may close accounts or replace any bank, intermediary or other Person described in clauses (i)-(iii) above and Grantors may amend Schedule 6(k); provided however, in respect of such Deposit Accounts (other than Excluded Assets), as promptly as practicable after such closure or replacement, the applicable Grantor and such bank, intermediary or other Person shall have executed and delivered to the Lender a Control Agreement in form reasonably satisfactory to Lender.

(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $200,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly thereafter (and in any event within five (5) Business Days after becoming a beneficiary), notify Lender thereof and, promptly, enter into a tri-party agreement with Lender and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Lender and directing all payments thereunder to Lender, all in form and substance reasonably satisfactory to Lender;

(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $200,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining such Commercial Tort Claim), notify Lender upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Lender, and each Grantor hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed reasonably necessary by Grantors to give Lender a first priority (subject to the Intercreditor Agreement), perfected security interest in any such Commercial Tort Claim, subject to Permitted Liens;

(f) Government Contracts. Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $200,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly notify Lender thereof and, promptly, execute any instruments or take any steps deemed reasonably necessary by Grantors in order that all moneys due or to become due under such contract or contracts shall be assigned to Lender (subject to the Intercreditor Agreement), and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) In order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Lender one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Lender’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Grantor’s business, to use commercially reasonable efforts to protect and diligently enforce and defend at such Grantor’s expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to use commercially reasonable efforts to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and, if applicable, obligations of confidentiality. Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in the conduct of such Grantor’s business;

(iii) Grantors acknowledge and agree that the Lender shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), Grantors acknowledge and agree that Lender shall not be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but Lender may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower;

(iv) Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the conduct of such Grantor’s business. Any expenses incurred in connection with the foregoing shall be borne by the Grantors;

(v) Each Grantor shall provide Lender with a written report, on the same date as such report is delivered to the Collateral Agent, of all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are necessary in connection with the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable First Lien Documents to identify such Patent and Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;

(vi) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office without giving Lender written notice thereof at least five (5) Business Days prior to such filing and complying with Section 6(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than five (5) Business Days following such receipt) notify (but without duplication of any notice required by Section 6(g)(vii)) Lender of such registration by delivering, or causing to be delivered, to Lender, documentation sufficient to perfect Lender’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) notify Lender of such acquisition and deliver, or cause to be delivered, to Lender, documentation sufficient to perfect Lender’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(vii) Each Grantor shall take commercially reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and

(viii) No Grantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to the Lender.

(h) Investment Related Property.

(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) deliver to Lender a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Lender, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall (subject to the Intercreditor Agreement) be held by such Grantor in trust for the benefit of Lender segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Lender (or its agent or designee) in the exact form received;

(iii) Each Grantor shall promptly deliver to Lender a copy of each material notice or other material communication received by it in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests, in each case to the extent that the same is prohibited pursuant to the First Lien Documents and/or the Second Lien Documents;

(v) Each Grantor agrees that it will cooperate with Lender in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof in connection with the Lender’s exercise of remedies in accordance with the First Lien Documents;

(vi) As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, except as indicated on Schedule 6 or any Pledged Interests Addendum, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property other than Excluded Real Property (individually and collectively the “Premises”) it will (i) deliver to the Collateral Agent, as mortgagee, fully executed counterparts of Mortgages, duly executed by such Grantor, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary to create a valid, perfected Lien, subject to Permitted Liens, against the properties purported to be covered thereby; (ii) deliver to the Collateral Agent mortgagee’s title insurance policies in favor of the Collateral Agent, as mortgagee for the benefit Lender in an amount equal to 100% of the Fair Market Value of the Premises purported to be covered by the related Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid Liens thereon free and clear of all Liens, defects and encumbrances other than Permitted Liens together with customary endorsements, coinsurance and reinsurance typical for the applicable jurisdiction; (iii) shall deliver to the Lender, at its request, the most recent survey of such Premises prepared on or on behalf of each Grantor, together with either (a) an updated survey certification in favor of the Lender from the applicable surveyor stating that, based on a visual inspection of the property and the knowledge of the surveyor, there has been no change in the facts depicted in the survey or (b) an affidavit from each Grantor stating that there has been no change sufficient for the title insurance company to remove all standard survey exceptions and issue the customary endorsements; and (iv) shall deliver an opinion(s) of counsel of each Grantor confirming that the Mortgages and Security Documents create a Lien on the Premises purported to be covered by the related Mortgage, which shall be from local counsel in each state where a Premises is located covering the enforceability of the relevant Mortgages. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral constituting personal property shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted or not prohibited by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Lender’s consent to any sale or other disposition of any of the Collateral except as expressly permitted or not prohibited by the Credit Agreement;

(k) Pledged Notes. If an Event of Default has occurred and is continuing, Grantors (i) without the prior written consent of Lender, will not (A) waive or release any material obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than as permitted by the Indenture, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Lender copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other First Lien Documents referred to below in the manner so indicated.

(a) Credit Agreement; Intercreditor Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control. Notwithstanding anything herein to the contrary, the Lien and Security Interest granted to the Lender pursuant to this Agreement and the exercise of any right or remedy by the Lender hereunder are subject to the provisions of the Intercreditor Agreement, if any. If there is a conflict between the terms of the Intercreditor Agreement, if any, and this Agreement, the terms of the Intercreditor Agreement, if any, will control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Lender hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action as necessary or, that Lender may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Each Grantor agrees that from time to time, it will execute and deliver all further financing and continuation statements or amendments thereto in order to maintain the perfection of the Security Interest hereunder that is accomplished thereby.

(b) Each Grantor authorizes the filing by Lender of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Lender such other instruments or notices, as Lender may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Lender at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Lender in any jurisdiction.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement unless it is permitted hereunder or under the Credit Agreement, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code. In no event is the authorization to file financing or continuation statements that is granted to the Lender above to be deemed an obligation to do so.

9. Lender’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Lender (or its designee) (a) may, but shall not be obligated to, proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Lender’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Lender or any of its nominees.

10. Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Lender its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Lender;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Lender with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor;

(g) Lender shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Lender shall commence any such suit, the appropriate Grantor shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents reasonably required by Lender in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Lender May Perform. If any Grantor fails to perform any agreement contained herein, Lender may, but shall not be obligated to, itself perform, or cause performance of, such agreement after reasonable prior notice to the Grantors, and the reasonable expenses of Lender incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12. Lender’s Duties. The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property. In no event shall the Lender be required to prepare or file financing or continuation statements here under.

13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Lender or Lender’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Lender, or that Lender has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the First Lien Documents.

14. Disposition of Pledged Interests. None of the Pledged Interests existing as of the date of this Agreement are, and Pledged Interests hereafter acquired on the date of acquisition thereof may or may not be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Lender shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Lender shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Lender has handled the disposition in a commercially reasonable manner.

15. Voting and Other Rights in Respect of Pledged Interests.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Lender may, at its option, and with five (5) Business Days prior written notice to the Borrower and the applicable Grantor, and in addition to all rights and remedies available to Lender under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Lender obligated by the terms of this Agreement to exercise such rights, and (ii) if Lender duly exercises its right to vote any of such Pledged Interests, the applicable Grantor hereby appoints Lender, such Grantor’s true and lawful attorney-in-fact and proxy to vote such Pledged Interests in any manner Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable during any period when an Event of Default has occurred and is continuing. Upon such Event of Default being cured or waived, such rights shall automatically revert to the applicable Grantor and such power-of attorney and proxy shall terminate.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not vote or take any consensual action with respect to such Pledged Interests which would be inconsistent with the provisions of the Credit Agreement and the other First Lien Documents.

16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other First Lien Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Lender without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender’s offices or elsewhere, for cash, on credit, and upon such other terms as Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b) Lender is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Lender.

(c) Lender may, in addition to other rights and remedies provided for herein, in the other First Lien Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts constituting Collateral in which Lender’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account constituting Collateral to or for the benefit of Lender, and (ii) with respect to any Grantor’s Securities Accounts in which Lender’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Lender, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Lender.

(d) Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally and solidarily liable for any such deficiency.

(e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, to the extent permitted by applicable law, Lender shall have the right to an immediate writ of possession without notice of a hearing. Lender shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Lender.

17. Remedies Cumulative. Each right, power, and remedy of Lender, as provided for in this Agreement, the other First Lien Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other First Lien Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers, or remedies.

18. Marshaling. Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Lender’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19. Indemnity and Expenses.

(a) Each Grantor jointly and severally agrees to indemnify Lender from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other First Lien Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Lender all reasonable and properly documented costs and expenses which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other First Lien Documents, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

20. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER FIRST LIEN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Lender and each Grantor to which such amendment applies.

21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Lender at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in accordance with the provisions of the Credit Agreement, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Lender, and its successors, transferees and assigns. Upon payment in full of the Secured Obligations or at such earlier time as any Collateral is released from the Lien hereof in accordance with the provisions of the Credit Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral or relevant portion thereof shall revert to Grantors or any other Person entitled thereto. At such time, Lender will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other First Lien Document, or any other instrument or document executed and delivered by any Grantor to Lender nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Lender shall release any Grantor from any obligation, except a release or discharge executed in writing by Lender. Lender shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Lender would otherwise have had on any other occasion.

23. Governing Law.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE NOTICE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR AGENTS, OR ANY SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY TO THIS AGREEMENT HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

24. New Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Lender a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25. Intentionally Deleted.

26. Miscellaneous.

(a) This Agreement is a First Lien Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against Lender or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g) All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

(h) Lender shall promptly confirm that any asset or property constituting an Excluded Asset is not subject to a Lien under this Agreement or the other First Lien Documents upon receipt of written direction from the Borrower. Such direction shall be accompanied by an Officers’ Certificate and Opinion of Counsel (on which the Lender shall conclusively rely), stating that such asset or property constitutes an Excluded Asset and is not subject to a Lien under this Agreement or the other First Lien Documents.

27. Hazardous Materials. In the event that the Lender is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Lender’s sole discretion may cause the Lender to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause the Lender to incur liability under CERCLA or any other federal, state or local law, the Lender reserves the right, instead of taking such action, to either resign as the Lender or arrange for the transfer of the title or control of the asset to a court-appointed receiver. The Lender shall not be liable to any Grantor, or any other Person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Lender’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment. If at any time it is necessary or advisable for the Collateral to be possessed, owned, operated or managed by any Person (including the Lender) other than a Grantor, the Lender reserves the right to appoint an appropriately qualified Person who they shall designate to possess, own, operate or manage, as the case may be, the Collateral.

28. Force Majeure. In no event shall the Lender be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Lender shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

29. Consequential Damages. In no event shall the Lender be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Lender has been advised of the likelihood of such loss or damage and regardless of the form of action.

30. Lender. In acting hereunder, the Lender has the benefit of the rights, protections and immunities granted to it in the Credit Agreement, all of which are incorporated by reference herein, mutatis mutandis.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

PLATINUM ENERGY SOLUTIONS, INC., a Nevada corporation

By:	/s/ J. Clarke Legler
Name: J. Clarke Legler
Title: CFO

PLATINUM PRESSURE PUMPING, INC., a Delaware corporation

By:	/s/ J. Clarke Legler
Name: J. Clarke Legler
Title: CFO

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Ed Hebert
Name: Ed Hebert
Title: Market Manager President

Security Agreement

SCHEDULE 1

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

None.

SCHEDULE 2

COPYRIGHTS

None.

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

None.

SCHEDULE 4

PATENTS

None.

SCHEDULE 5

TRADEMARKS

None.

SCHEDULE 6

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
Platinum Energy Solutions, Inc.	Platinum Pressure Pumping, Inc.	1,000	Common	100%	1

SCHEDULE 6(k)

CONTROLLED ACCOUNT BANKS

(a)	Grantor:	Platinum Energy Solutions, Inc.

	Bank:	JPMorgan Chase Bank, N.A.

712 Main Street, 7th Floor

Houston, TX 77002

	Account:	xxxxxxxxx

(b)	Grantor:	Platinum Energy Solutions, Inc.

	Bank:	JPMorgan Chase Bank, N.A.

600 Jefferson Street, Suite 300

Lafayette, LA 70501

	Account:	xxxxxxxxx

SCHEDULE 7

OWNED REAL PROPERTY

None.

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions
Platinum Energy Solutions, Inc.	Nevada
Platinum Pressure Pumping, Inc.	Delaware

ANNEX 1 TO SECURITY AGREEMENT FORM OF JOINDER

Joinder No.             (this “Joinder”), dated as of             , to the Security Agreement, dated as of December     , 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally and solidarily, “Grantors” and each, individually, a “Grantor”) and JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, Platinum Energy Solutions, Inc., a Nevada corporation (the “Borrower”), the other Grantors party thereto, and the Lender are parties to that certain Credit Agreement, dated as of December             , 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended a revolving line of credit to Borrower in the maximum aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender to make certain financial accommodations to Borrower; and

WHEREAS, pursuant to the Credit Agreement and Section 24 of the Security Agreement, certain Subsidiaries of the Borrower, must execute and deliver certain First Lien Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Lender; and

WHEREAS, each New Grantor (a) is a direct or indirect domestic subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the First Lien Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Lender, for the benefit of the Lender, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Trademarks”, Schedule 6, “Pledged Companies”, Schedule 6(k), “Controlled Account Banks”, Schedule 7,

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“Owned Real Property” and Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions”, attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 6(k), Schedule 7 and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes Lender at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Lender in any jurisdiction in connection with the First Lien Documents.

2. Each New Grantor represents and warrants to Lender that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Joinder is a First Lien Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS JOINDER SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

7. EACH PARTY TO THIS JOINDER HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR

2

RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Joinder No.     to Security Agreement

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this             day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally and solidarily, “Grantors” and each individually “Grantor”), and JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, Platinum Energy Solutions, Inc., a Nevada corporation (the “Borrower”), the other Grantors party thereto, and Lender are parties to that certain Credit Agreement dated as of December             , 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended a revolving line of credit to Borrower in the maximum aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, pursuant to that certain Security Agreement, dated as of December             , 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”), Grantors are required to execute and deliver to Lender, for the benefit of the Lender, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Lender, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising, but excluding any Excluded Assets (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I; exclusive, however, of any copyrights that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Lender, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

1

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Lender, for the benefit of Lender, pursuant to the Security Agreement, and is subject to the terms thereof. Each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

6. CONSTRUCTION. This Copyright Security Agreement is a First Lien Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

7. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

8. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS COPYRIGHT SECURITY AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON

2

CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

9. EACH PARTY TO THIS COPYRIGHT SECURITY AGREEMENT HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Copyright Security Agreement

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

Schedule 1 to

Copyright Security Agreement

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this             day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally and solidarily, “Grantors” and each individually “Grantor”), and JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, Platinum Energy Solutions, Inc., a Nevada corporation (the “Borrower”), the other Grantors party thereto, and Lender are parties to that certain Indenture, dated as of December             , 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has extended a revolving line of credit to Borrower in the maximum aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, pursuant to that certain Security Agreement, dated as of December             , 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”), Grantors are required to execute and deliver to Lender, for the benefit of Lender, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Lender, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising but excluding any Excluded Assets (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I, excluding any Patents that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States;

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Lender, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

1

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Lender, for the benefit of Lender, pursuant to the Security Agreement, and is subject to the terms thereof. Each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

6. CONSTRUCTION. This Patent Security Agreement is a First Lien Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

7. THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

8. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PATENT SECURITY AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

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9. EACH PARTY TO THIS PATENT SECURITY AGREEMENT HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Patent Security Agreement

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

Schedule I to

Patent Security Agreement

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                     , 20            (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of December             , 2011, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Lender in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a First Lien Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTEREST ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGED INTEREST ADDENDUM SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

EACH PARTY TO THIS PLEDGED INTEREST ADDENDUM HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR

1

CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

Pledged Interest Addendum

SCHEDULE I

TO

PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

Schedule I to

Pledged Interest Addendum

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this             day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally and solidarily, “Grantors” and each individually “Grantor”), and JPMorgan Chase Bank, N.A. (together with its successors and assigns, the “Lender”).

W I T N E S S E T H:

WHEREAS, Platinum Energy Solutions, Inc., a Nevada corporation (the “Borrower”), the other Grantors party thereto, and Lender are parties to that certain Credit Agreement, dated as of December     , 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended a revolving line of credit to Borrower in the maximum aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00); and

WHEREAS, pursuant to that certain Security Agreement, dated as of December     , 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”), Grantors are required to execute and deliver to Lender, for the benefit of the Lender, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Lender, for the Lender, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising but excluding any Excluded Assets (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I, exclusive, however, of (i) any Trademarks that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States, and (ii) any Trademarks or service marks filed in the PTO pursuant to 15 U.S.C. §1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to the PTO pursuant to 15 U.S.C §1051 Section 1(c) or Section (d);

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Lender, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Lender, for the benefit of the Lender, pursuant to the Security Agreement, and is subject to the terms thereof. Each Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

6. CONSTRUCTION. This Trademark Security Agreement is a First Lien Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

7. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

8. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED

BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS EXCLUSIVE AND PRECLUDES A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

9. EACH PARTY TO THIS TRADEMARK SECURITY AGREEMENT HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST LIEN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

1

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses

Schedule I to

Trademark Security Agreement